                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Agreement"), is made and entered into on this 29th day of December, 1998, by PROVIDENT AMERICAN CORPORATION, a Pennsylvania corporation ("Pledgor"), in favor of REASSURANCE COMPANY OF HANNOVER, a Florida corporation ("secured Party"), as agent on behalf of itself and CENTRAL RESERVE LIFE INSURANCE COMPANY, an Ohio corporation ("CRL").

                                    RECITALS:

         WHEREAS, Pledgor, Provident Indemnity Life Insurance Company, a Pennsylvania corporation and wholly-owned subsidiary of Pledgor ("PILIC"), and CRL will enter into that certain Stock Purchase Agreement, dated December 29, 1998 (the "stock Purchase Agreement"), whereby PILIC shall sell to CRL all of the outstanding capital stock of Provident American Life and Health Insurance Company, a Pennsylvania corporation ("PALHIC");

         WHEREAS, in connection with the Stock Purchase Agreement, Secured Party will enter into a quota-share reinsurance agreement with PILIC (the "Hannover Treaty") to reinsure all of the health insurance policies of PILIC, constituting approximately $100 million in premium and including all business rewritten with CRL or its affiliates (the "Ceded Block");

         WHEREAS, pursuant to the Hannover Treaty, Secured Party will deliver to PILIC a $10 million cash payment (the "Ceding Commission"), and all profits from the Ceded Block will be retained by Secured Party until it has recaptured the entire Ceding Commission, together with any losses incurred, plus interest thereon at 12% per annum;

         WHEREAS, as a material inducement to Secured Party to enter into the Hannover Treaty and to CRL to enter into the Stock Purchase Agreement, Pledgor will execute and deliver to Secured Party (as agent on behalf of itself and CRL) that certain Guaranty, of even date herewith (the "PAMCO Guaranty"), pursuant to which Pledgor guarantees that Secured Party will actually receive at least $10 million in net profits from the Ceded Block, plus interest thereon at the rate of 12% per annum, within five years after the effective date of the Hannover Treaty; and

         WHEREAS, as a condition precedent to the effectiveness of the Stock Purchase Agreement Pledgor has agreed to grant a security interest in and pledge the Collateral (as hereinafter defined) to Secured Party as security for payment of any amounts due or performance of any obligations due under the PAMCO Guaranty (the "Obligations");

         NOW THEREFORE, the parties agree as follows:

         1.       Grant of Security Interest and Pledge.

                  (a) As security for the payment and performance by Pledgor pursuant to the PAMCO Guaranty, Pledgor hereby pledges, transfers, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to Secured Party a security interest in and to

                           (i) all of the currently issued and outstanding
                  shares of capital stock of PILIC and all shares of capital stock of PILIC issued during the term of this Agreement (collectively, the "PILIC Shares"), all income, stock dividends and other distributions therefrom (such PILIC Shares, proceeds, products, income, stock dividends and distributions being referred to collectively as the "stock Collateral");

                           (ii) Pledgor shall have the right at any time and
                  upon giving ten (10) days prior written notice to Secured Party and to Collateral Agent, that Pledgor intends to substitute for the Stock Collateral a letter of credit, cash or cash equivalent in the principal amount of Five Million Dollars ($5,000,000) (such letter of credit cash or cash equivalent being referred to collectively as the Cash Collateral) (the Stock Collateral and the Cash Collateral being referred to collectively as the "Collateral"). Upon receipt by Secured Party or Collateral Agent of the Cash Collateral in form satisfactory to the Secured Party, at Secured Party's reasonable discretion, Secured Party shall assign to Pledgor all of Secured Party's right title and interest in and to the Stock Collateral, release all liens and encumbrances which Secured Party has upon the Stock Collateral, and shall instruct the Collateral Agent to deliver the Stock Collateral to Pledgor, and thereupon Pledgor shall be released from all further liability pursuant to Sections 2(d), 2(e), 2(f), 2(g), 4 and 11 hereunder..

Secured Party shall be entitled to hold the Collateral and to exercise rights incident thereto, subject, however, to the terms and conditions set forth herein.

                  (b) Pledgor hereby designates and appoints Secured Party as its attorney-in-fact and proxy, with full power of substitution, which designation and appointment is irrevocable and coupled with an interest, upon the occurrence and continuance of an Event of Default (as hereinafter defined) for the purpose of performing any and all acts, in the name, place and stead of Pledgor, which are authorized by this Agreement.

         2. Representations, Warranties and Covenants Regarding Collateral. Pledgor hereby represents, warrants and covenants to and with Secured Party as follows:

                  (a) Pledgor has not and shall not permit any lien, claim, charge, security interest or encumbrance to exist with respect to the Collateral, other than those in favor of Secured Party.

                  (b) Upon execution and delivery of this Agreement, Pledgor shall deliver to Kohrman Jackson & Krantz P.L.L., as Collateral Agent on behalf of Secured Party ("Collateral Agent") either (i) certificates evidencing the Stock Collateral, accompanied by executed stock powers in blank and by irrevocable proxies with respect to the Stock Collateral and such other instruments or documents as Collateral Agent, Secured Party or its counsel may reasonably request, or (ii) the Cash Collateral. If the Cash Collateral is delivered to the Collateral Agent or the Secured Party, any Stock Collateral held pursuant to this Agreement shall be returned to Pledgor.

                  (c) Pledgor agrees to perform all acts and do all things which Secured Party may reasonably request, now or hereafter, to evidence, preserve or protect the creation, attachment or perfection of the security interest herein granted to Secured Party.

                  (d) The PILIC Shares constitute and will continue to constitute all of the issued and outstanding shares of capital stock of PILIC. All of the PILIC Shares are duly authorized, validly issued, fully paid and nonassessable. No legend or other reference to any purported lien appears upon any certificate representing any of the PILIC Shares. There are no outstanding securities convertible into or exercisable for, or any rights to subscribe for or purchase, or any options, warrants or other rights for the purchase of, or any agreements or arrangements providing for the issuance (contingent or otherwise) of, or any actions relating to, any shares of capital stock of PILIC. Pledgor is the direct legal and beneficial owner of all of the PILIC Shares, free and clear of any and all liens, and there are no outstanding contracts, demands, commitments or other agreements or arrangements under which Pledgor is or may become obligated to sell, transfer or assign any of the PILIC Shares (other than to Secured Party as provided herein). Each of the PILIC Shares has been issued in compliance with all federal and state securities laws and without violation of any pre-emptive rights.

                  (e) There are no surplus notes presently issued and outstanding by PILIC.

                  (f) Upon the delivery of the PILIC Shares to Collateral Agent pursuant to this Agreement, Secured Party shall have a valid and perfected security interest in the Stock Collateral subject to the provisions of the Pennsylvania Insurance Department Act of 1921, as amended (the "Code").

                  (g) So long as this Agreement is in effect Pledgor shall not and shall not permit PILIC to (i) issue any additional shares of the capital stock of PILIC, (ii) issue any securities convertible into or exercisable for, or any rights to subscribe for or purchase, or any options, warrants or other rights for the purchase of, or any agreements or arrangements providing for the issuance (contingent or otherwise) of, or any actions relating to, any shares of capital stock of PILIC, and (iii) enter into any contracts, demands, commitments or other agreements or arrangements under which Pledgor is or may become obligated to sell, transfer or assign any of the PILIC Shares.

                  (h) In the event that Pledgor fails or refuses to perform any of its obligations set forth herein, Secured Party shall have the right, without obligation, to do all things it deems necessary or advisable to discharge the same, and any sums paid by Secured Party, or the cost thereof, including without limitation, attorney fees, shall constitute secured Obligations and bear interest at the rate specified in the PAMCO Guaranty until paid.

         3.       Events of Default; Remedies.

                  (a) Each of the following shall constitute an Event of Default hereunder: (i) if there shall occur any uncured default under the PAMCO Guaranty; (ii) there is a uncured breach of any representation, warranty or covenant given by Pledgor pursuant to this Agreement and if such default shall remain uncured for a period of Ten (10) days; or (iii) if any of the Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress or otherwise encumbered in any manner.

                  (b) Upon the occurrence of an Event of Default, Secured Party shall thereupon have, in addition to the rights specified elsewhere in this Agreement (including but not limited to Section 4(d) hereof) and the PAMCO
Guaranty:

                           (i) the right to request Collateral Agent to release
                  to Secured Party the Collateral and the right to receive the Collateral from the Collateral Agent;

                           (ii) subject to the provisions of the Code, the right
                  to cause any or all of the Stock Collateral to be transferred into the name of Secured Party or its nominee or nominees;

                           (iii) subject to the provisions of the Code, the sole
                  right to exercise or refrain from exercising the voting and other consensual rights that Pledgor would otherwise be entitled to exercise with respect to the Stock Collateral;

                           (iv) all other rights and remedies of a secured party
                  under the Uniform Commercial Code of the State of Florida or other applicable law.

         4.       Voting, Dividends, Etc.

                  (a) During the term of this Agreement and for so long as no Event of Default shall have occurred and be continuing, Pledgor shall have the right to vote the Stock Collateral.

                  (b) During the term of this Agreement and for so long as no Event of Default shall have occurred and be continuing, Pledgor shall have the right to receive cash dividends or distributions otherwise declared and paid with respect to the Stock Collateral, except to the extent such dividends or other distributions will materially or adversely effect the PILIC's ability to do business, its ratings, licences or certificates of authority. Any and all stock or liquidating dividends, other distributions in property, returns of capital or other distributions made on or in respect of Stock Collateral, whether resulting from a subdivision, combination or reclassification of the stock included in the Stock Collateral, received in exchange for the Stock Collateral or any part thereof or received as a result of any merger, consolidation, acquisition or other exchange of assets, and any additional PILIC Shares issued during the term of this Agreement, shall be and become part of the Stock Collateral pledged hereunder and, if received by Pledgor, shall forthwith be delivered to Collateral Agent, to be held subject to the terms of this Agreement.

                  (c) Collateral Agent may hold any of the Collateral, endorsed or assigned in blank, and may deliver any of the Collateral to the issuer for the purpose of making denominational exchanges or registrations or for such other purpose in furtherance of this Agreement as Collateral Agent may deem desirable.

                  (d) Upon the occurrence of any uncured Event of Default and subject to the provisions of the Code, all of Pledgor's rights to vote the Stock Collateral pursuant to Section 4(a) and to receive any cash dividends or distributions pursuant to Section 4(b) hereof shall cease, and all such rights shall thereupon become vested in Secured Party, who shall have the sole and exclusive right to vote the Collateral and to receive and retain the cash dividends and other distributions which Pledgor would otherwise be authorized to receive and retain pursuant to Section 4(a) hereof. In such event, Pledgor shall pay over to Secured Party any cash dividends or distributions received by Pledgor with respect to the Collateral, and any and all money, stock and other property paid over to or received by Secured Party pursuant to the provisions of this Section 4(d) shall be retained by Secured Party as Collateral hereunder and shall be applied in accordance with the provisions hereof.

         5. Power of Attorney. Pledgor appoints Secured Party, or any other person whom Secured Party may designate, as Pledgor's attorney, with power to endorse Pledgor's name on any checks, notes, acceptances, money orders, drafts or other form of payment or security that may come into Secured Party's possession and to do all things necessary to carry out this Agreement. Pledgor ratifies and approves all acts of such attorney. Neither Secured Party nor any other person designated by Secured Party as attorney hereunder will be liable for any acts or omissions except in the case of wilful misconduct or gross negligence on the part of Secured Party or such person, nor for any errors of judgment or mistakes of fact or law. This power, coupled with an interest, is irrevocable until the satisfaction in full of the Obligations. Prior to the occurrence of an uncured Event of Default, Secured Party shall give Pledgor Ten
(10) days notice prior to the exercise of any action under this Section 5.

         6. Termination of Agreement. This Agreement shall continue in full force and effect until the termination of the PAMCO Guaranty pursuant to the terms thereof and the satisfaction in full of the Obligations. Upon termination of this Agreement, Collateral Agent or Secured Party shall surrender to Pledgor or other person legally entitled thereto, without recourse or warranty, all certificates evidencing, and stock powers in respect of, the securities included in the Stock Collateral which are in the possession of Collateral Agent or Secured Party and have not been disposed of pursuant to the terms of this Agreement.

         7. Obligations Unaffected. The validity and enforceability of the security interest granted hereunder and the rights of Secured Party hereunder shall not be affected by (i) the failure of Secured Party to assert any claim or demand or to enforce any right or remedy it may have against Pledgor pursuant to the PAMCO Guaranty or otherwise, (ii) any extension or renewal of any of the terms of the PAMCO Guaranty, (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of the PAMCO Guaranty, or (iv) the release of any security held by Secured Party for the Obligations. Pledgor waives any right to require that any resort be had by Secured Party (i) to any security held by Secured Party for payment of the Obligations, (ii) to any other monetary obligations of Pledgor, or (iii) to Secured Party's rights against any guarantor of the Obligations.

         8.       Waivers, Amendments; Successors and Assigns.

                  (a) Pledgor waives presentment and protest of any instrument and notice thereof, notice of default and all other notices to which Pledgor might otherwise be entitled, except as otherwise specifically provided herein.

                  (b) Failure by Secured Party to exercise any right, remedy or option under this Agreement or in any other agreement between the parties hereto, or delay by Secured Party in exercising the same, will not operate as a waiver.

                  (c) No waiver by Secured Party shall be effective unless it is in a writing signed by Secured Party, and then only to the extent specifically stated, and no waiver by Secured Party on any occasion shall affect or diminish Secured Party's right thereafter to require strict performance by Pledgor with any provision of this Agreement.

                  (d) Secured Party's rights and remedies under this Agreement shall be cumulative and not exclusive of any other right or remedy which Secured Party may have.

                  (e) Each party hereto waives all right to trial by a jury in any litigation relating to transactions under this Agreement.

                  (f) This Agreement and any term or provision hereof can only be amended or terminated by an instrument in writing executed by both Pledgor and Secured Party.

                  (g) Secured Party agrees that if no Event of Default shall have occurred and be continuing, Secured Party shall not assign this Agreement or any portion thereof without the prior written consent of Pledgor. Pledgor shall not be permitted to assign this Agreement or any interest herein without the prior written consent of Secured Party.

                  (h) All of the rights, privileges, remedies and options given to Secured Party hereunder shall inure to the benefit of its successors and assigns; and all the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and permitted assigns of Secured Party and Pledgor.

         9. Effective Date. This Agreement shall be effective as of 11:59 p.m. on December 31, 1998 and shall be subject to, and occur simultaneously with, the closing of the transactions described in the Hannover Treaty, the Stock Purchase Agreement and the PAMCO Guaranty.

         10.      Collateral Agent.

                  (a) Pledgor and Secured Party agree to the appointment of the Collateral Agent and Collateral Agent hereby agrees to act as collateral agent and to hold, safeguard and disburse the Collateral pursuant to the terms and conditions hereof.

                  (b) If an Event of Default occurs, Secured Party shall give ten (10) days written notice to Pledgor and Collateral Agent requesting Collateral Agent to release the Collateral to the Secured Party. Upon receipt of such notice and the passing of the ten (10) day period, Collateral Agent shall release to Secured Party any and all Collateral which is in the possession of or subject to the control of the Collateral Agent.

                  (c) Collateral Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against Collateral Agent, the other parties hereto shall jointly and severally indemnify and hold harmless Collateral Agent from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Agreement.

         11. Registration of Shares. Secured Party acknowledges that the PILIC Shares have not been registered under any securities laws and that the certificates representing the PILIC Shares shall bear the following legend:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REQUIREMENTS."

         12.      General Provisions.

                  (a) Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Collateral Agent or Secured Party may reasonably request in connection with the administration and enforcement of this Agreement or relative to the Collateral or any part thereof or in order better to assure and confirm unto Secured Party its rights and remedies hereunder.

                  (b) Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

                  (c) Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (d) Pledgor shall reimburse Secured Party for all reasonable costs and expenses incurred by Secured Party (including reasonable attorney's fees and disbursements) to: (i) commence, defend or intervene in any court proceeding relating to the Collateral or this Agreement; (ii) file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to the Collateral or this Agreement; (iii) protect, collect, sell, take possession of or liquidate any of the Collateral; and (iv) attempt to enforce any security interest in any of the Collateral or to seek any advice with respect to such enforcement. Pledgor also agrees to pay, and to save Secured Party harmless from any delay in paying any intangibles, documentary stamp and other taxes, if any, which may be payable in connection with the execution and delivery of this Agreement, or any modification hereof.

                  (e) If Pledgor fails to pay any taxes, assessments or governmental charges levied or assessed or imposed upon or with respect to the Collateral, or otherwise fails to pay any amount necessary for the protection and preservation of the Collateral securing the Obligations, Secured Party may pay same at Secured Party's option, together with interest and penalty, and the amounts so paid shall be added to the Obligations, bearing interest until paid at the rate or rates for the Obligations specified in the PAMCO Guaranty, and be secured by the Collateral.

                  (f) This Agreement shall be deemed to be a contract made under the laws of the State of Florida for all purposes, and the validity of this Agreement and of all transactions provided for herein shall be governed by, interpreted and construed under, and in accordance with, the internal laws (and not the law of conflicts) of the State of Florida.

                  (g) As between Secured Party and Pledgor, Secured Party may, in its sole discretion, (i) exchange, enforce, waive or release any security or portion of the Collateral, (ii) apply such security or any proceeds of the Collateral and direct the order or manner of sale thereof as Secured Party may, from time to time, determine, and (iii) settle, compromise, collect or otherwise liquidate any such security or Collateral for the Obligations in any manner following the occurrence of an Event of Default and during the continuance thereof without affecting or impairing Secured Party's right to take any other further action with respect to any security for the Obligations or any part thereof. Prior to the occurrence of an uncured Event of Default, Secured Party shall give Pledgor ten (10) days notice prior to the exercise of any action under this Section 9(g).

                  (h) Secured Party shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Obligations. To the extent Pledgor makes a payment or payments to Secured Party, or Secured Party receives any payment or proceeds of the Collateral for Pledgor's account, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Secured Party .

                  (i) Pledgor recognizes that, in the event Pledgor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Secured Party; therefore, Pledgor agrees that Secured Party, if Secured Party so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  (j) Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, telexed or sent by overnight courier service or United States mail and shall be deemed to have been given: (i) if delivered in person, when delivered; (ii) if delivered by telecopy or telex, on the date of transmission if transmitted on a business day before 4:00 p.m. (Eastern time) or, if not, on the next succeeding business day; (iii) if delivered by overnight courier, two days after delivery to such courier properly addressed; or (iv) if by U. S. Mail, four business days after depositing in the United States mail, with postage prepaid and properly addressed.

            If to Secured Party:      Reassurance Company of Hannover
                                         800 N. Magnolia Avenue, Suite 1000
                                         Orlando, Florida 32803
                                         Attention: Mr. Craig Baldwin
                                         Fax No.: (407) 649-8322

            with a copy to:           Central Reserve Life Insurance Company
                                         17800 Royalton Road
                                         Strongsville, Ohio 44136
                                         Attention:  General Counsel
                                         Fax No.: (440) 572-4500

            If to Collateral Agent:   Kohrman Jackson & Krantz P.L.L.
                                         20th Floor, One Cleveland Center
                                         1375 East 9th Street
                                         Cleveland, Ohio 44114-1724
                                         Attention: Marc Krantz
                                         Fax No.: (216) 621-6536

            If to Pledgor:            Provident American Corporation
                                         P.O. Box 511
                                         Norristown, Pennsylvania 19404-0511
                                         Attention: Alvin H. Clemens, Chairman
                                         Fax No.: (610) 279-0410

            with a copy to:           Butera, Beausang, Cohen & Brennan
                                         630 Freedom Business Center, Suite 212
                                         King of Prussia, Pennsylvania 19406
                                         Attention: Michael F. Beausang, Jr.
                                         Fax No.: (610) 265-7205

                  (k) Pledgor agrees to indemnify Collateral Agent and/or Secured Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against Collateral Agent and/or Secured Party in any litigation, proceeding or investigation, including, without limitation, any of the foregoing brought under any federal or state securities laws, which is threatened, instituted or conducted by any government agency or instrumentality or any other person with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not Collateral Agent and/or Secured Party is a party thereto except to the extent that any of the foregoing arises out of the wilful misconduct or gross negligence of such party.

                  (l) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

                  (m) CONSENT TO JURISDICTION; SERVICE OF PROCESS. PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE COUNTY OF ORANGE, STATE OF FLORIDA AND IRREVOCABLY AGREES THAT, SUBJECT TO SECURED PARTY'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. PLEDGOR HEREBY AGREES THAT SERVICE UPON PLEDGOR BY MAIL AT THE ADDRESS SPECIFIED PURSUANT TO SUBSECTION (j) ABOVE SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                               REASSURANCE COMPANY OF HANNOVE


                               By: /s/ Craig M. Baldwin
                                   ------------------------------------
                               Name: Craig M. Baldwin
                               Title: Sr. V.P. - Marketing


                               PROVIDENT AMERICAN CORPORATION


                               By: /s/ Anthony R. Verdi
                                   ------------------------------------
                               Name: Anthony R. Verdi
                               Title: Chief Operating Officer


                               KOHRMAN JACKSON & KRANTZ P.L.L.
                               as Collateral Agent


                               By: /s/ Kohrman Jackson & Krantz P.L.L.
                                   ------------------------------------
                               Name: Marc C. Krantz
                               Title: Partner